SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[ X]  Preliminary Information Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]  Definitive Information Statement

SPHERE OF LANGUAGE

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule

0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid: Not Applicable

(2)

Form, Schedule or Registration Statement No.:  Not Applicable

(3)

Filing Party:  Not Applicable

(4)

Date Filed:  Not Applicable

PRELIMINARY INFORMATION STATEMENT

SPHERE OF LANGUAGE

1530- 9 Avenue S.E.

 Calgary, Alberta, T2G 0T7

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SPHERE OF LANGUAGE

a Nevada corporation

NOTICE OF PROPOSAL FOR:

(1) APPROVAL OF SHARE EXCHANGE AGREEMENT

(2) FORWARD SPLIT OF OUTSTANDING SHARES

AND

(3) CHANGE THE NAME OF THE CORPORATION TO

“CLEAN POWER TECHNOLOGIES, INC.”

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

Dear Shareholders:

         We are writing to advise you that SPHERE OF LANGUAGE, a Nevada corporation (the Corporation”), has received Board of Directors and shareholders approval to enter into a Share Exchange Agreement (the "Exchange Agreement") with CLEAN POWER TECHNOLOGIES, INC., .a privately held Nevada corporation based in Calgary, Alberta (“CPTI”), to acquire CPTI as a wholly-owned subsidiary (the "Acquisition"). The Acquisition is to be accomplished after we forward split our issued and outstanding shares of common stock without increasing our authorized capital stock (the “Forward Split”) and authorize changing our name to CLEAN POWER TECHNOLOGIES, INC. (the "Name Change"). We will issue 30,765.377 shares of our restricted common stock to the shareholders of CPTI in exchange for 100% of the issued and outstanding shares of common stock.

         The Acquisition, the Forward Split, and the Name Change were approved on April 25, 2006 by the unanimous written consent of our Board of Directors. In addition, on April 26, 2006, we received the written consent of the holders of a majority of our outstanding common stock to approve the Acquisition, the Forward Split and the Name Change, in accordance with the relevant sections of the Nevada Revised Statutes. We expect to execute the Exchange Agreement on May 5, 2006.

         The Forward Split and Name Change will not be effective until the Certificate of Amendment is filed with the Nevada Secretary of State. We intend to file this document 20 calendar days after this information statement is first mailed to our shareholders.

         No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, as amended. This information statement is being mailed to you on or about May        , 2006.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. COMPLETION OF THE ACQUISITION TRANSACTION WILL RESULT IN A CHANGE IN CONTROL BY THE SHAREHOLDERS OF CPTI AND AN ASSUMPTION OF CPTI’S ASSETS, LIABILITIES AND OPERATIONS.

 PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE ACQUISITION, THE FORWARD SPLIT AND THE NAME CHANGE. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By Order of the Board of Directors,

/s/ Ron Bruce

Ron Bruce, President

Vancouver, British Columbia

May 2, 2006

SPHERE OF LANGUAGE

INFORMATION STATEMENT REGARDING

ACTION TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

A MAJORITY OF OUR COMMON STOCK

We are furnishing this information statement to you to provide a description of actions taken by our Board of Directors on April 25, 2006 and by the holders of a majority of our outstanding shares of common stock, on April 26, 2006, in accordance with the relevant sections of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about May ___, 2006 to shareholders of record on April 26, 2006. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this information statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO APPROVE THE ACQUISITION, THE FORWARD SPLIT AND THE NAME CHANGE. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTIONS

         On April 25, 2006, our Board of Directors unanimously approved (i) entering into the Exchange Agreement with CPTI, (ii) the Forward Split, and (iii) the Name Change. On April 26, 2006, we received the written consent of the holders of a majority of our outstanding common stock to approve the Acquisition, the Forward Split and the Name Change. The full text of the Certificate of Amendment to Articles of Incorporation to effectuate the Forward Split and Name Change is attached hereto as Exhibit A.

ACQUISITION OF CPTI

PURPOSE OF THE ACQUISITION

         Our Board of Directors believes it is desirable to enter into the Exchange Agreement with CPTI. We believe that the acquisition of CPTI will increase the total value of our company to our shareholders. For further information regarding the Acquisition, refer to "Summary" below.

EFFECT OF THE ACQUISITION

         The Acquisition will result in a change-in-control by CPTI and its shareholders and the assumption of CPTI’s operations and liabilities.

SHAREHOLDER VOTE REQUIRED TO EFFECTUATE THE ACQUISITION

         Because the contemplated Acquisition is to be accomplished through the exchange of shares with Sphere being the acquiring corporation, a vote by our shareholders is not required by the Nevada Revised Statutes. However, shareholder vote is required for the Forward Split and Name Change. Accordingly, we obtained the written consent of the holders of a majority of our common stock for the Acquisition, the Forward Split and the Name Change.

EFFECTIVE DATE OF THE ACQUISITION

         Under applicable federal securities laws, the Acquisition cannot be effective until at least 20 calendar days after this information statement is first mailed to shareholders. The Certificate of Amendment to the Articles of Incorporation effecting the Forward Split and Name Change will become effective upon its filing with the Nevada Secretary of State. It is anticipated that the foregoing will take place 20 calendar days after this information statement is first mailed to our shareholders. Once the Certificate of Amendment is filed, Sphere will be able to issue the shares to the CPTI shareholders and effect the Acquisition.

DISSENTERS' RIGHTS OF APPRAISAL

         You are not entitled to any dissenters' rights of appraisal with respect to the Acquisition.

FORWARD SPLIT

PURPOSE OF THE FORWARD SPLIT

         The terms of the Exchange Agreement state that the effectiveness of the Acquisition is subject to Sphere causing a forward split of its outstanding shares of common stock at a ratio of 4:1.

DISSENTERS' RIGHTS

         You will not be entitled to dissenters' rights with respect to the Forward Split.

NAME CHANGE

PURPOSE OF THE NAME CHANGE

         The terms of the Exchange Agreement state that we must change our name to "CLEAN POWER TECNOLOGIES, INC.", which will more accurately reflect the Company’s overall business operations pursuant to the Acquisition.

EFFECT OF THE NAME CHANGE

         The Name Change will not have any effect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Sphere of Language" will continue to be valid and represent shares of "Clean Power Technologies, Inc." In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates. The Name Change will be reflected by book-entry. For those shareholders that hold physical certificates, please do not destroy or send to us your common stock certificates. Those certificates should be carefully preserved by you.

         Beginning on or about the effective date of the Name Change, our common stock will be assigned a new trading symbol on the Over-the-Counter Bulletin Board.

DISSENTERS' RIGHTS

         You will not be entitled to dissenters' rights with respect to the Name Change.

SHAREHOLDER VOTE REQUIRED TO EFFECTUATE THE NAME CHANGE

         The affirmative vote of the holders of a majority of our outstanding voting stock is sufficient to effectuate the Name Change. The Nevada Revised Statute provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote. On April 26, 2006, there were 3,670,000 shares of common stock outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders.

         Thus, we needed the affirmative vote of 1,835,001 shares to approve the Name Change. Our Board, by its unanimous written consent, adopted resolutions approving the Acquisition and Name Change. By action of written consent, dated April 26, 2006, holders of 2,800,000 of our outstanding shares of common stock, which number of shares represents a majority of our outstanding shares also approved the Name Change, Forward Split and the Acquisition. As a result, adoption of the Name Change, Forward Split and Acquisition was approved and no further votes will be needed.

EFFECTIVE DATE OF THE FORWARD SPLIT AND NAME CHANGE

         Under applicable federal securities laws, the Forward Split and Name Change cannot be effective until at least 20 calendar days after this information statement is first mailed to shareholders. The Certificate of Amendment to the Articles of Incorporation effecting the Forward Split and Name Change will become effective upon its filing with the Nevada Secretary of State. It is anticipated that the foregoing will take place 20 calendar days after this information statement is first mailed to our shareholders.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

Abdul Mitha who is an officer of the registrant and a shareholder of the registrant is the controlling shareholder of CPTI, the company which will be completing the Share Exchange Agreement with the Corporation.

No director of the Corporation has informed the Corporation in writing that he intends to oppose any action to be taken by the Corporation at the meeting.

Proposals by Security Holders

There are no proposals by any security holders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT PRIOR TO THE ACQUISITION

The following table sets forth information, as of April 26, 2006, regarding the beneficial ownership of the Corporation’s Common Stock by each person known by the Corporation to be the beneficial owner of more than 5% of the outstanding Common Stock, by each of the Corporation’s officers and directors, and by the officers and directors of the Corporation as a group. Information is also provided regarding beneficial ownership of Common Stock if all outstanding options, warrants, rights and conversion privileges (to which the applicable officers and directors have the right to exercise in the next 60 days) are exercised and additional shares of Common Stock are issued.

TITLE OF CLASS	BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS (1)
Common	Tetyana Baturova Director 205, 523 Gatensbury Street Coquitlam, B.C. V3J 5E8	1,000,000	27.24%

Common	Ron Bruce Director, President 15890 – 108 Avenue Surrey, B.C. V4N 1L5	600,000	16.35%

Common	Bruce Bicknell Director, Secretary/Treasurer 102B, 11831 – 80 Avenue North Delta, B.C., V4C 7X6	600,000	16.35%

Common	Wai Man Kong Director #13, 8300 Jones Road Richmond, B.C., V5Y 1C6	600,000	16.35%

Common	Abdul Mitha Vice President Finance 436 35th Avenue N.W. Calgary, Alberta T2K0C1	104,888	2.86%

	Officers and Directors as a group	2,904,888	79.15%

(1) Based on total issued and outstanding shares of 3,670,000 as of April 26, 2006.

SUMMARY

This summary does not contain all of the information that is important to you.  We will be filing a Form 8-K upon the execution of the Exchange Agreement which will include further information that you should read in conjunction with this summary.

THE COMPANIES

The Corporation was incorporated under the laws of the State of Nevada on October 30, 2003. On August 31, 2005 we completed an offering of 850,000 shares of our common stock pursuant to a Form SB-2 registration statement and raised a total of $85,000 for operations.  The Corporation’s business focus has been the provision of localization services for companies that operate on an international basis and therefore require their products to be acceptable globally.

Through the contracting for the provision of translation services to the management of CPTI, we identified the opportunity to enter into an agreement to acquire the shares of CPTI and to work with this company from an ownership perspective to assist in getting its product to market.

The Corporation’s shares are currently approved for quotation on the Over-the-Counter Bulletin Board under the symbol “SPLN”.

CPTI was incorporated in Nevada on March 14, 2006.  CPTI is developing a project in collaboration with a university in the EU for a gas/steam or diesel/steam hybrid technology. Preliminary work has already commenced and it is expected that the technology will enable the design of a hybrid car that will run on combined diesel and steam, and gas and steam power.

Pursuant to the terms of the Exchange Agreement, the Corporation will acquire all of the issued and outstanding capital stock of CPTI in exchange for 30,765,377 shares of the Corporation and CPTI will become the wholly-owned subsidiary of the Corporation.  Following the Acquisition, the Corporation shall continue as the parent corporation of CPTI, but will take the name Clean Power Technologies, Inc. and CPTI will change its name to Clean Energy and Power Solutions Inc.

THE ACQUISITION WILL RESULT IN A CHANGE OF CONTROL TO CONTROL BY CPTI’S MANAGEMENT AND ITS SHAREHOLDERS AND THE ASSUMPTION OF CPTI’S OPERATIONS AND LIABILITIES.

Householding

On December 4, 2000, the Securities and Exchange Commission adopted amendments permitting companies and intermediaries to satisfy the delivery requirements for proxy statements and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or information statement to those shareholders unless the Corporation is otherwise advised by the shareholders. “Householding” as this is commonly known, reduces the amount of duplicate information that shareholders receive and lowers the Corporation’s printing and mailing costs.

If you received multiple copies of this information and, in future, wish to receive only a single copy, please forward a written request to the attention of the Corporation’s Corporate Secretary by mail to 105-1005 Columbia Street #42543, New Westminster, British Columbia, V3M 6H5.

If your household received a single copy of this information and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation, please forward a written request to the attention of the Corporation’s Corporate Secretary by mail to 105-1005 Columbia Street #42543, New Westminster, British Columbia, V3M 6H5.

By Order of the Board of Directors

/s/ Ron Bruce

Ron Bruce President

Vancouver, British Columbia

May 2, 2006

EXHIBIT A

DEAN HELLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4299

(775) 684-5708

Website:  secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS. 78.384 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate Of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 AND 78.390-After Issuance of Stock)

1.

Name of corporation:

Sphere of Language

2.

The articles have been amended as follows (provide article numbers, if available):

ARTICLE 1 – NAME

The name of the Corporation is Clean Power Technologies Inc.

ARTICLE IV – CAPITAL STOCK

All issued and outstanding shares of the corporation’s common stock are hereby split in a forward manner at a ratio of every one (1) share of common stock being forward split into four (4) shares of common stock.

The total number of shares of authorized capital stock of the corporation shall consist of seventy-five million (75,000,000) shares of common stock with a par value of $0.001 per shares.

The holders of shares of capital stock of the Corporation shall not be entitled to pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or hereafter be authorized to issue.

The Corporation’s capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

The stockholders shall not possess cumulative voting rights at all shareholders meetings call for the purpose of electing a Board of Directors.

3.

The vote by which the stockholders holding shares in the Corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

2,800,000

4.

Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5.

Officer Signature (required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanies by appropriate fees.  See attached fee schedule.

Nevada Secretary of State AM 78.38 Amend 2003

Revised on: 9/29/05